Exhibit 99.1

Better Bank, Better Service, Better Results

Chairman's Address Martin L. Dreibelbis Martin L. Dreibelbis

Francis J. Evanitsky Juniata Valley Bank chartered in1867 Business has expanded into 5 counties 12 Banking Offices Employing over 150 people Serving over 30,000 customers and clients Consistently among top performers locally, regionally and nationally - overall performance. The Better Bank Past to Present Juniata Valley Financial has been a strong performing company.

Profits and Soundness Juniata Valley Bank Ranking in top 10% in overall performance of all 186 Banks in Pennsylvania in 2009 Source: Financial Management Consulting Group, Kentucky Capital Strength Risk-based capital ratios more than double regulatory minimums and significantly exceed minimums required to be "well-capitalized". Liquidity Maintained at levels more than double our policy minimums.

Heritage of Community Banks Juniata Valley Bank, est. 1867 1962 - First National Bank of Millerstown, est. 1867 1965 - Farmers National Bank of McAlisterville, est. 1965 - Port Royal National Bank 1967 - Tuscarora State Bank of Blairs Mills 1998 - Lewistown Trust Co., est. 1906 2000 - Construction of Operations Center 2006 - Richfield Office 2006 - 39% ownership of First Nat'l Bank of Liverpool

Directors and Officers preceding us built the Business through: Conservative policies Fair practices Keen business sense We strive to achieve continuity Learning from the Past Performing in the Present Planning for the Future

Ron Witherite Ron Witherite Valued Member of the Board of Directors of Juniata Valley Financial Corp. since November of 1991 Served as Secretary of the Corporation and the Bank since 1994 Retired January 2010

Nothing Stays the Same Nothing Stays the Same Banking is constantly evolving - More rapidly with each passing year Changes in Economy Technology Global access to Information Regulations Customers' needs

Goals We must meet the challenges of change Find new ways to improve the business in the process And always.... To be a BETTER BANK

Management Succession CEO's Retirement as of July 2, 2010 Appointment of New CEO Marcie A. Barber

Marcie A. Barber Better Service Customer service is the provision of service to customers before, during and after a purchase. According to Jamier L. Scott. "Customer service is a series of activities designed to enhance the level of customer satisfaction - that is, the feeling that a product or service has met the customer expectation." From the point of view of an overall sales process engineering effort, customer service plays an important role in an organization's ability to generate income and revenue. From that perspective, customer service should be included as part of an overall approach to systematic improvement.

Strategic Plan Strategic Plan

Service Strategy Online Statements Expedited payments Expanded ATM Network Path Valley Core Processing System Upgrade System Upgrade System Upgrade System Upgrade System Upgrade System Upgrade System Upgrade System Upgrade System Upgrade System Upgrade

Bankway Extensive Training and Planning Putting advanced technology into the hands of our front line and back room personnel to effectively and efficiently provide better service. Teamwork Development through the process Bankway is a fully integrated, single database, core banking system that integrates back office, general ledger, teller, platform, and lending capabilities into a single streamlined package. A true WindowsTM-based system, the Bankway system is completely customizable and rich in standard reporting at every level because it is built around a single customer- centric database. This enables the system to preserve data integrity while providing a common source of information for every level of the bank. Bankway

Training Here, There and Everywhere.... Everywhere.... Everywhere.... Everywhere....

And More Training... Training... Training... What I really like from the compliance side is the AUTHENTI-CATION! It is all built into the system - all the information is right there to authenticate a customer!

Team Strategy –Team Training


Developed Workforce
Training & Development
Recruit & Retain The Right People
Organizational Structure
Pay for Performance

- 50 hours credit
  - training
- PBA Banking School

PBA Seminars
- On-Line Training
- Bankway

Team Strategy - Teamwork Diverse Strengths Common Goals Effective Synergies Mutual Respect In a Commodity Business, People make the difference.

•Trust and Investment Management •Trust and Business Banking •Investment Management and Retail •Investment Management and Business Banking •Merger or Acquisition when the Opportunity is right Asset Growth and Expansion Line of Business Integration Brand & Marketing to Customers, Community, and Shareholders Acquisition and Geographic Expansion Targeted Segments Growth Strategy

Well Capitalized Manage the Margin Continued focus on Non-interest Income Core Processing Efficiencies CFO - JoAnn McMinn Financial Performance Balance Sheet Mix & Margin Grow Non-interest Income Capital Management Operating Expense Efficiency Performance Strategy

JoAnn McMinn Better Results Better Results Better Results

2009 was a tough year for financial institutions. Profitability Uncertainty Low interest rates (unprecedented in our lifetime) Unemployment Heightened scrutiny and regulations Banks suffered. Many continue to suffer. Although earnings have were reduced, Juniata Valley Financial Corp. has maintained its strong performance.

Key Factors Affecting 2009 Results Significant Events, outside our control - adverse impact on earnings. While materially affecting level of earnings, events did not affect the soundness of our operations. FDIC Insurance premiums (Special: $194k; Regular increase: $381k) Stock Market Fair Value declines - leading to further other-than-temporary impairment charges on equities portfolio ($226k) Economic recession creating higher level of loan loss provisioning (provision increase: $206k) These items decreased ROA by approximately 15 basis points in 2009 and EPS by approximately $0.15.

Juniata Valley Financial Corp. 2009 2008 Change ROAA 1.17% 1.34% (17) bp ROAE 10.31% 11.76% (145) bp Yield on Earning Assets 5.88% 6.48% (60) bp Cost of Funding 1.84% 2.33% (49) bp Net Interest Margin (tax equivalent) 4.23% 4.34% (11) bp Non-interest income /AA (excluding securities gains and impairment) 1.01% 1.06% (5) bp Non-interest expense/AA 2.90% 2.80% (10) bp Net non-interest expense/AA 1.89% 1.74% 15 bp Earnings per share (FD) $1.18 $1.31 $(0.13)

Juniata Valley Financial Corp. 2009 2008 2007 2006 Net interest income $15,989,000 $16,173,000 $15,663,000 $14,552,000 Loan loss provision (627,000) (421,000) (120,000) (54,000) Non-interest income (recurring) 4,057,000 4,056,000 4,218,000 3,649,000 Non-recurring non-interest income 323,000 179,000 -- -- Security transactions (226,000) (521,000) (19,000) 181,000 Non-interest expense (recurring) (12,425,000) (12,008,000) (12,209,000) (11,245,000) Non-recurring non-interest expense (194,000) -- -- -- Income tax expense (1,808,000) (2,057,000) (2,099,000) (2,081,000) Net income $5,106,000 $5,724,000 $5,434,000 $5,002,000

Comparison to Local Peers Financial Performance

Local Peer Group Corporation Assets at 12/31/09 (in millions) Principal Bank Mid Penn Bancorp $606 Mid Penn Bank Kish Bancorp $528 Kish Bank First Community Financial Corporation $356 FNB Mifflintown Mifflinburg Bancorp, Inc $299 Mifflinburg Bank & Trust Orrstown Financial Services $1,196 Orrstown Bank Northumberland Bancorp $388 Northumberland National Bank F.N.B. Corporation $8,709 First National Bank of PA Juniata Valley Financial Corp $442 Juniata Valley Bank Sources for all Peer Data: SNL Financial and Company Annual Reports

For the Year 2009 Corporation ROA ROE Net Interest Margin Non-Interest Income to Average Assets Non-Interest Expense to Average Assets Mid Penn (0.39)% (4.43)% 3.38% 0.60% 2.81% Kish 0.64% 9.60% 3.35% 0.95% 2.94% First Community 0.65% 9.06% 3.24% 0.71% 2.50% Mifflinburg 1.23% 11.99% 3.97% 1.04% 2.73% Orrstown 1.19% 12.48% 3.66% 1.45% 2.82% F.N.B. Corp 0.48% 3.87% 3.77% 1.31% 2.91% Northumberland 0.74% 9.16% 2.86% 0.56% 2.04% Juniata Valley 1.17% 10.31% 4.23% 1.01% 2.86% Peer Average 0.65% 7.39% 3.46% 0.95% 2.68%

Return on Average Assets Return on Average Equity 2009 Key Performance Ratio Comparisons to Local Peer Group

Net Interest Margin Non-Interest Income / Average Assets 2009 Key Performance Ratio Comparisons to Local Peer Group Non-Interest Expense/ Average Assets

Non-Performing Loans / Total Loans Net Charge-Offs to Average Loans 2009 Key Performance Ratio Comparisons to Local Peer Group Loan Loss Reserve / Total Loans

Risk-Based Capital Ratio (8% Minimum) Tier 1 Risk Based Capital Ratio (4% Minimum) 2009 Capital Ratio Comparisons to Local Peer Group Leverage Ratio (4% Minimum)

Historical Regular Dividend Activity Historical Regular Dividend Activity Annual Percentage Increase Annual Percentage Increase 2001 5.3% 2002 10.0% 2003 13.6% 2004 14.0% 2005 7.0% 2006 8.2% 2007 6.1% 2008 5.7% 2009 5.4%

Stockholder Total Return - 5 Year Assumptions Investment made on 12/31/2004 Selected Local Peers FMFP - First Community Financial Corp. KISB - Kish Bancorp MPB - Mid Penn Bancorp MIFF - Mifflinburg B&T NUBC - Northumberland Bancorp ORRF - Orrstown Financial Services FNB - FNB of Pennsylvania Definition Total return of a security over a period, including price appreciation and the reinvestment of dividends. Dividends are assumed to be reinvested at the closing price of the security on the ex-date of the dividend.

Juniata Valley Vs. Composite of Selected Peers And National Index National Index National Index National Index National Index National Index National Index National Index National Index National Index National Index National Index National Index National Index

Comparison to Other Banks in our Size Range Juniata Valley Vs. Composite of Selected Peers And US Banks with Assets between $250 million and $500 million $500 million $500 million $500 million $500 million $500 million $500 million $500 million $500 million $500 million $500 million $500 million $500 million $500 million

Total Return Performance - 5 Year Initial Investment 12/31/04 to 12/31/09

2010 - MOVING AHEAD Facing challenges How are we measuring up to our expectations thus far?

Q1 2010 Results vs. Budget Q1 2010 Actual Q1 2010 Budget Net Income $1,188,000 $1,201,000 Earnings per Share $0.27 $0.27 Average Assets $436,314,000 $437,402,000 Net Interest Income $3,996,000 $4,062,000 Net Interest Margin 4.27% 4.30% Non-Interest Income/AA 0.93% 0.92% Non-Interest Expense/AA 2.88% 3.01% Return on Assets 1.09% 1.10% Return on Equity 9.32% 9.04%

Conclusion Francis Evanitsky

Better Bank, Better Service, Better Results